EXECUTION VERSION WEIL:\99001761\2\45181.0045 #96551106v8 This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of February 21, 2023, among F&G Annuities & Life, Inc., a Delaware corporation (the “Borrower”), each Guarantor party hereto, each Person listed on Schedule 1 hereto (each, an “Incremental Lender”), and the Administrative Agent (as defined below), to the Credit Agreement, dated as of November 22, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among the Borrower, each Guarantor from time to time party thereto, each Lender from time to time party thereto, Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) and Swing Line Lender, and the other parties party thereto from time to time. WHEREAS, pursuant to Section 2.13 of the Credit Agreement, the Borrower has requested an increase in the Aggregate Commitments in an aggregate commitment amount equal to $115,000,000 (the “Incremental Revolving Commitments”; and the revolving loans made pursuant to the Incremental Revolving Commitments, the “Incremental Revolving Loans”), and each Incremental Lender is severally willing to provide Incremental Revolving Commitments on the Amendment Effective Date (as defined below) in the amount set forth opposite its name on such schedule, subject to the terms and conditions set forth in this Amendment; WHEREAS, this Amendment shall not require the consent of any Lender other than the Administrative Agent and each Incremental Lender; and NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: SECTION 1. Defined Terms. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement as amended hereby. SECTION 2. Incremental Revolving Commitments. (a) Subject to the terms and conditions set forth herein, each Incremental Lender severally agrees to provide Incremental Revolving Commitments to the Borrower on the Amendment Effective Date in an aggregate commitment amount equal to its Incremental Revolving Commitment set forth opposite such Incremental Lender’s name on Schedule 1 hereto. (b) The Incremental Revolving Commitments shall take the form of an increase to the existing Aggregate Commitments, and the Incremental Revolving Commitments and the Incremental Revolving Loans shall have identical terms to the existing Commitments and the existing Revolving Loans, respectively, under the Credit Agreement. (c) The Incremental Revolving Commitments and the Incremental Revolving Loans shall be subject to the provisions of the Credit Agreement as amended hereby and the other Loan Documents. On the Amendment Effective Date, subject to the terms and conditions set forth herein, for all purposes of the Loan Documents, (i) each Incremental Revolving Commitment shall constitute a “Commitment”, (ii) each Incremental Revolving Loan shall constitute a “Revolving Loan” and (iii) each Incremental Lender shall be a “Lender” and shall have all of the rights and shall perform all of the obligations of a Lender holding a Commitment or a Revolving Loan, in each case, under the Credit Agreement (as amended by this Amendment). (d) On the Amendment Effective Date, subject to the satisfaction (or waiver) of the conditions in Section 4 hereof, (i) each then-existing Lender immediately prior to the Amendment Effective

2 WEIL:\99001761\2\45181.0045 #96551106v8 Date (each, an “Existing Lender”) will automatically and without further act be deemed to have assigned to each Incremental Lender, and each Incremental Lender will automatically and without further act be deemed to have assumed, a portion of such Existing Lender’s participations under the Credit Agreement in outstanding Swing Line Loans and Letters of Credit (if any) such that, after giving effect to each deemed assignment and assumption of participations, all of the Lenders’ (including each Incremental Lender) participations under the Credit Agreement as amended hereby in Swing Line Loans and Letters of Credit shall be held ratably on the basis of their respective Commitments (after giving effect to the Incremental Revolving Commitments) and (ii) the Existing Lenders shall assign Revolving Loans to the Incremental Lenders, and such Incremental Lenders shall purchase such Revolving Loans, in each case to the extent necessary so that all of the Lenders participate in each outstanding Revolving Loan Borrowing pro rata on the basis of their respective Commitments (after giving effect to the Incremental Revolving Commitments); it being understood and agreed that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained in the Credit Agreement shall not apply to the transactions effected pursuant to this clause (d). If the Borrower anticipates there being outstanding Revolving Loans on the Amendment Effective Date immediately after giving effect to the foregoing, the Borrower shall have delivered a Revolving Loan Notice to the Administrative Agent in accordance with Section 2.02 of the Credit Agreement. SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Loan Party party hereto represents and warrants to the other parties hereto on the Amendment Effective Date that: (a) this Amendment (x) has been duly authorized, executed and delivered by it, and (y) constitutes the legal, valid and binding obligation of each Loan Party, enforceable against it in accordance with its terms, except as enforceability may be limited by Debtor Relief Laws and general equitable principles; (b) the representations and warranties of the Loan Parties set forth in Article V of the Credit Agreement (as amended by this Amendment) and the other Loan Documents are true and correct in all material respects (except that any representation and warranty that is qualified as to "materiality" or "Material Adverse Effect" shall be true and correct in all respects as so qualified) on and as of the Amendment Effective Date (both immediately before and after giving effect to the establishment of the Incremental Revolving Commitments), except to the extent that such representations and warranties specifically refer to an earlier date or specified period, in which case they shall be true and correct in all material respects as of such earlier date or for such specified period; and (c) no Default exists (both immediately before and after giving effect to the establishment of the Incremental Revolving Commitments). SECTION 4. Amendment Effective Date. This Amendment shall become effective as of the first date (the “Amendment Effective Date ”) on which each of the following conditions shall have been satisfied (or waived in accordance with Section 10.01 of the Credit Agreement): (a) the Administrative Agent shall have received (i) a counterpart signature page of this Amendment duly executed by each Loan Party, the Administrative Agent, the Swing Line Lender and each Incremental Lender and (ii) a Revolving Loan Note executed by the Borrower in favor of each Incremental Lender requesting a Revolving Loan Note at least three Business Days in advance of the Amendment Effective Date;

3 WEIL:\99001761\2\45181.0045 #96551106v8 (b) the Administrative Agent shall have received a certificate signed by a Responsible Officer of each Loan Party certifying (i) that the articles of formation or other comparable organizational documents of such Loan Party, certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and complete copy of the bylaws, operating agreement or comparable governing document of each Loan Party either (A) has not been amended since the Effective Date or (B) is attached as an exhibit to such certificate and that such documents or agreements have not been amended (except as otherwise attached to such certificate and certified therein as being the only amendments thereto as of such date), (ii) that attached thereto are the written consents of each Loan Party’s governing body authorizing the execution, delivery, performance of, this Amendment and such written consents have not been modified, rescinded or amended and are in full force and effect on the Amendment Effective Date without amendment, modification or rescission, and (iii) as to the incumbency and genuineness of the signature of the officers or other authorized signatories of each Loan Party executing this Amendment; (c) the Administrative Agent shall have received a certificate as of a recent date of the good standing of each Loan Party under the laws of its jurisdiction of organization from the relevant authority of its jurisdiction of organization (to the extent relevant and available in the jurisdiction of organization of such Loan Party); (d) the Administrative Agent shall have received (i) all documentation and other information from each Loan Party reasonably requested by the Administrative Agent (on behalf of any Incremental Lender as of the Amendment Effective Date) in writing at least three Business Days in advance of the Amendment Effective Date, which documentation or other information is required by regulatory authorities under applicable "know your customer" and anti-money laundering rules and regulations, including the Act and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to the Borrower; (e) the representations and warranties set forth in Section 3 of this Amendment shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified) on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and (ii) the Administrative Agent shall have received a certificate (in form and substance reasonably acceptable to the Administrative Agent), dated as of the Amendment Effective Date and signed by a Responsible Officer of the Borrower, certifying as to such representations and warranties; (f) the Administrative Agent shall have received a favorable legal opinion of Weil, Gotshal & Manges LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Incremental Lender party hereto, as to matters concerning the Borrower and this Amendment (including enforceability of this Amendment under New York law); and (g) the Borrower shall have paid (i) to the Administrative Agent (or its applicable Affiliate) any fees due and required to be paid to the Administrative Agent (or its applicable Affiliate) on the Amendment Effective Date pursuant to that certain Letter Agreement, dated as of February 1, 2023, among the Borrower and the Administrative Agent (or its applicable Affiliate) and (ii) subject to Section 10.04(a) of the Credit Agreement and to the extent invoiced at least three Business Days prior to the Amendment Effective Date, the reasonable out-of-pocket expenses of the Administrative Agent in connection with this Amendment, including the reasonable and documented out-of-pocket fees and expenses of one counsel for the Administrative Agent.

4 WEIL:\99001761\2\45181.0045 #96551106v8 SECTION 5. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. (b) From and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Credit Agreement” in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. (c) Each Loan Party party hereto hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party and (ii) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations (including, for the avoidance of doubt, all Obligations in respect of the Incremental Revolving Loans and Incremental Revolving Commitments made available hereunder) pursuant to the Guaranty. SECTION 6. Indemnification. The Borrower hereby confirms that the indemnification provisions set forth in Section 10.04 of the Credit Agreement as amended by this Amendment shall apply to this Amendment and the transactions contemplated hereby. SECTION 7. Amendments; Severability. (a) This Amendment may not be amended nor may any provision hereof be waived except pursuant to Section 10.01 of the Credit Agreement; and (b) If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. SECTION 8. Governing Law; Jurisdiction; Etc.; Waiver of Jury Trial; Electronic Execution of Assignments and Certain Other Documents. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. The provisions of Sections 10.14(b), (c), (d), 10.15 and 10.17 of the Credit Agreement as amended by this Amendment are incorporated herein by reference, mutatis mutandis. SECTION 9. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

5 WEIL:\99001761\2\45181.0045 #96551106v8 SECTION 10. Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

F&G ANNUITIES & LIFE, INC., as the Borrower

By: ______________________
Name: Wendy J.B. Young
Title: Chief Financial Officer

FGL US HOLDINGS INC., as a Guarantor

By: ______________________
Name: Wendy J.B. Young
Title: Executive Vice President & Chief Financial Officer

FIDELITY & GUARANTY LIFE HOLDINGS, INC., as a Guarantor

By: ______________________
Name: Wendy J.B. Young
Title: Executive Vice President & Chief Financial Officer

FIDELITY & GUARANTY LIFE BUSINESS SERVICES, INC., as a Guarantor

By: ______________________
Name: Wendy J.B. Young
Title: Executive Vice President & Chief Financial Officer

CF BERMUDA HOLDINGS LIMITED, as a Guarantor

By: ______________________
Name: Wendy J.B. Young
Title: Executive Vice President & Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement]

[Signature Page to First Amendment to Credit Agreement] WEIL:\99001761\2\45181.0045 #96551106v7 Name of Institution: Executing as an Incremental Lender By: Name: Title: U.S. Bank National Association Carlos Muñoz Vice President

Name of Institution: Deutsche B ank AG New York Branch Executing as an f ncremental Lender By: 66 / Name: t}nme Chr5 Title : Director By : a� Name: r{-1arko Lukin Title: V' ce President [Signature Page to First Amendment to Credit Agreement]

#96551106v8 #96551106v8 SCHEDULE 1 Incremental Lender Incremental Revolving Commitment U.S. Bank National Association $65,000,000.00 Barclays Bank PLC $25,000,000.00 Deutsche Bank AG New York Branch $25,000,000.00 Total $115,000,000.00